Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure	We do not time material non-public information (MNPI) disclosure for purposes of affecting the value of executive compensation. The Board and Committee do not take MNPI into account when determining the timing and terms of awards. The Company does not currently grant awards of stock options, stock appreciation rights, or similar option-like instruments.
Award Timing Method	The Company does not currently grant awards of stock options, stock appreciation rights, or similar option-like instruments.
Award Timing Predetermined	false
Award Timing MNPI Considered	true